                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                   FORM N-CSR

              CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT
                              INVESTMENT COMPANIES

                  Investment Company Act File Number: 811-9993

                Cohen & Steers Advantage Income Realty Fund, Inc.
               (Exact name of registrant as specified in charter)

                      757 Third Avenue, New York, NY 10017
               (Address of principal executive offices) (Zip code)

                                Robert H. Steers
                     Cohen & Steers Capital Management, Inc.
                                757 Third Avenue
                            New York, New York 10017
                     (Name and address of agent for service)

       Registrant's telephone number, including area code: (212) 832-3232

                      Date of fiscal year end: December 31

                   Date of reporting period: December 31, 2004

Item 1. Reports to Stockholders.

--------------------------------------------------------------------------------
                COHEN & STEERS ADVANTAGE INCOME REALTY FUND, INC.

February 21, 2005

To Our Shareholders:

    We are pleased to submit to you our report for the quarter and year ended December 31, 2004. The net asset value at that date was $22.94 per common share. The total return, including income, for Cohen & Steers Advantage Income Realty Fund and its relevant benchmarks were:

                                          NET ASSET VALUE(a)     MARKET PRICE(a)
                                         -------------------   -------------------
                                         QUARTER-    YEAR-     QUARTER-    YEAR-
                                          ENDED      ENDED      ENDED      ENDED
                                         12/31/04   12/31/04   12/31/04   12/31/04
                                         --------   --------   --------   --------
Cohen & Steers Advantage Income Realty
  Fund(b)..............................   14.9%      32.1%      26.1%      31.8%
NAREIT Equity REIT Index(c)............   15.2%      31.6%      15.2%      31.6%
Morgan Stanley REIT Preferred Index(d).    2.7%       7.3%       2.7%       7.3%

    During the quarter, three $0.12 share monthly dividends and one special dividend of $0.07 per share were declared and paid. The special year-end dividend consisted of a $0.04 per share long-term capital gain and a $0.03 per share distribution of investment income earned in excess of what we distributed throughout the course of the year.(e)

    In addition, the fund's board of directors announced an increase of $0.03 per common share in the fund's regular monthly distribution, raising the monthly distribution to $0.15 per common share. The new monthly distribution rate represents a 25% increase to the prior monthly distribution rate. In connection with this increase, the fund's board of directors announced the adoption of a level rate distribution policy. The new distribution rate reflects both the increased investment income that the fund's investment manager believes the fund will earn and the decision by the board of directors to augment investment income with the fund's capital, which has increased significantly since the fund's initial public offering due to unrealized appreciation in the fund's portfolio

-------------------
(a) As a closed-end investment company, the price of the fund's New York Stock Exchange-traded shares will be set by market forces and at times may deviate from the net asset value per share of the fund.
(b) For the year, the fund averaged 83% REIT common stock and 17% preferred stock and other fixed income investments.
(c) The NAREIT Equity REIT Index ('Equity REITs') is an unmanaged market-capitalization-weighted index of all tax-qualified Equity REITs listed on the NYSE, AMEX, and the Nasdaq that have 75% or more of their gross invested book assets invested directly or indirectly in the equity ownership of real estate.
(d) The Morgan Stanley REIT Preferred Index is an unmanaged index of all exchange-traded perpetual preferred securities of equity REITs, weighted by capitalization and considered representative of real estate preferred stock performance.
(e) Please note that distributions paid by the fund to shareholders are subject to recharacterization for tax purposes. The final tax treatment of these distributions is reported to shareholders after the close of each fiscal year.

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                                       1

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                COHEN & STEERS ADVANTAGE INCOME REALTY FUND, INC.

investments. As of December 31, 2004, the fund had unrealized appreciation in its portfolio investments equivalent to $10.13 per common share.

INVESTMENT REVIEW

    One year ago, in our year-end letter to shareholders, we shared our belief that REITs would experience 'a continuation of strong performance' as a result of strong expected economic fundamentals. We predicted that GDP would increase by at least 4% in 2004, creating 1.5 to 2.0 million jobs and leading to improving real estate fundamentals and accelerating cash flow growth rates for REITs. We are pleased to report that all of these predictions have been realized.

    Additionally, we believe that investors of all types -- individual and institutional, in the United States and abroad -- continued to gravitate toward REITs in recognition of their historical investment characteristics, including a secure and growing dividend stream, diversification away from the broader stock and bond markets, and competitive total returns. In addition, as more and more investors came to appreciate the investment characteristics of real estate, REIT merger and acquisition activity heated up. The prices paid for real estate companies over the course of 2004 continued to validate the higher asset values associated with high quality U.S. commercial real estate assets. For all these reasons, the portfolio experienced another year of very strong absolute returns while at the same time providing current income at levels that were superior to that of the REIT market, as measured by the dividend yield of the NAREIT Equity REIT Index.

    Regional mall companies continued to lead the REIT industry in performance. Benefiting from strong sales growth, rapid consolidation of ownership (resulting in greater leverage with retailers), strong demand for space by retailers, and a relatively fixed supply of franchise assets, regional malls returned 45.1%. Mills Corporation was our best performing mall stock, returning 52.4%. Shopping centers benefited from some of the same trends in retailing and returned 37.0%. Though we maintained a significant weighting in both these sectors, our underweight positions -- due to the lack of available yield opportunities in of these sectors -- detracted from the fund's overall performance.

    The industrial and apartment sectors, both cyclical in nature, benefited from a strong economy and generated 34.1% and 34.7% respectively. AvalonBay Communities, for example, was the best performing stock in the fund generating a 65.0% total return.

    Office companies trailed the index on average by a wide margin, returning 23.4% as a group. Office fundamentals, however, varied widely across the U.S. Although the dividend yields in this sector are generally well above average, our overweight here was a drag on the fund's total return performance. The fund's best office holding was Kilroy Realty with a 37.6% total return while the worst performer was Equity Office Properties with a total return of 9.1%. The worst performing stock in the fund was Affordable Residential Communities, a manufactured housing company -- lower apartment rents and affordable for-sale housing have continued to disadvantage this low-priced housing alternative. Affordable Residential Communities returned -4.8%, one of only a small handful of REITs with a negative total return in 2004.

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                                       2

--------------------------------------------------------------------------------
                COHEN & STEERS ADVANTAGE INCOME REALTY FUND, INC.

INVESTMENT OUTLOOK

    We anticipate that economic fundamentals in 2005 will be substantially similar to 2004 and in a few ways even better. We believe that GDP growth will be in the 3.5% range with job growth of about 2 million. In our view, barring any large, exogenous economic shocks, this will result in continuing improvement in the unemployment rate and real wage gains. In short, we believe the economic recovery should become self-sustaining and somewhat steadier.

    This should provide a continued positive backdrop for real estate fundamentals, characterized by higher occupancies, rents and cash flows for most property types and in most regions of the country. As a result, our estimates indicate that REIT cash flow and dividend growth will continue to acceleration through 2005 and 2006. We expect REIT cash flow to increase 9.2% and 9.5% while dividend growth is projected at 5.9% and 6.2% in 2005 and 2006, respectively. We believe the growth in earnings and dividends will support strong REIT valuations. Further, we believe this growth to be superior to what may be expected from most other sectors of the equity market.

    Although past performance is no guarantee of future results, history has shown that accelerating cash flow and dividend growth rates, which we anticipate for at least the next two years, can have a salutary effect on stock prices. For REITs as with other stocks, it has generally been when growth rates peaked and began declining that stock prices peaked. Not coincidentally, when REIT cash flow growth rates last peaked in early 1998, the REIT index peaked as well, and total returns turned negative. By 1998, real estate in the United States had been in recovery for several years and growth rates had been accelerating. But with rents having escalated dramatically in 1996 and 1997, an explosion of new construction in 1998 began to attenuate the dramatic market rental rate increases that commercial landlords had been experiencing. In short, real estate had fully recovered and even though demand from the economy was growing nicely, supply had risen to meet that demand, causing earnings growth rates to peak.

    Accordingly, if the current real estate cycle continues to improve and economic growth remains steady in the 2.5% to 4% range, we believe that real estate stocks can continue to perform well, until such time as market rents rise to the level where developers are induced to build new buildings and rental increases are stifled by new competitive product. We believe that this eventuality is still a couple of years away. Rents, though rising in most markets, are generally nowhere near levels that would justify new construction and will not be for some time in our view. In most instances, we believe that it will be several years before new construction makes sense, given that the price of building a building has also escalated dramatically in accordance with the price of steel, concrete, lumber and labor.

    In summary, we anticipate that a steadily growing economy will support demand for real estate and that muted new construction will constrain the supply of real estate in many markets. With respect to REITs, we believe that cash flow growth will continue to accelerate along with dividend growth. We further believe that correctly anticipating these changing growth rates will be the key to REIT stock price performance again in 2005. Valuations are somewhat above historical averages, partially reflecting some of these positives in our view. However,

--------------------------------------------------------------------------------
                                       3

--------------------------------------------------------------------------------
                COHEN & STEERS ADVANTAGE INCOME REALTY FUND, INC.
valuations are not at levels that indicate to us a peak in stock prices. As it relates to REIT preferred stocks, we will adhere to the proven strategy of maintaining an allocation to REIT preferred stocks which provide a premium yield, enhance the stability of the overall portfolio, and generally provide a total return that we believe is attractive in what we generally believe will be a low return environment. As a result, we believe the fund's overall portfolio may deliver attractive total returns in 2005, although investors are cautioned not to assume that returns will continue at the pace of the past two years.

Sincerely,

             MARTIN COHEN                ROBERT H. STEERS
             MARTIN COHEN                ROBERT H. STEERS
              President                      Chairman


           JOSEPH M. HARVEY                 JAMES S. CORL
           JOSEPH M. HARVEY                 JAMES S. CORL
          Portfolio Manager                Portfolio Manager


         VISIT COHEN & STEERS ONLINE AT COHENANDSTEERS.COM

    For more information about any of our funds, visit cohenandsteers.com, where you'll find daily net asset values, fund fact sheets and portfolio highlights. You can also access newsletters, education tools and market updates covering the REIT, utility and preferred securities sectors.

    In addition, our Web site contains comprehensive information about our firm, including our most recent press releases, profiles of our senior investment professionals, and an overview of our investment approach.

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                                       4

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                COHEN & STEERS ADVANTAGE INCOME REALTY FUND, INC.

                       OUR LEVERAGE STRATEGY
                            (UNAUDITED)
    While we do not attempt to predict what future interest rates will be, it has been our philosophy to utilize interest rate swap transactions to seek to reduce the interest rate risk inherent in our utilization of leverage. Our leverage strategy involves issuing auction market preferred shares (AMPS) to raise additional capital for the fund, with an objective of increasing the net income available for shareholders. As of December 31, 2004, AMPS represented 33% of the fund's managed net assets. Considering that AMPS have variable dividend rates, we seek to lock in the rate on a majority of this additional capital through interest rate swap agreements (where we effectively convert our variable rate obligation to a fixed rate obligation for the term of the swap agreements). Specifically, we have fixed the rate on 55% of our borrowings at an average interest rate of 4.75%, for an average remaining period of 3.8 years (when we first entered into the swaps, the average term was 6.6 years). By locking in a large portion of our leveraging costs, we have endeavored to adequately protect the dividend-paying ability of the fund, which is one of the reasons the fund has been able to increase its monthly dividend on several occasions. The use of leverage increases the volatility of the fund's net asset value in both up and down markets. However, we believe that locking in a portion of the fund's leveraging costs for the term of the swap agreements partially protects the fund from any impact that an increase in short-term interest rates may have as a result of the use of leverage.


                          LEVERAGE FACTS(a)

Leverage (as % of managed net assets)...............    33%
% Fixed Rate........................................    55%
% Variable Rate.....................................    45%
Average Rate on Swaps...............................  4.75%
Average Term on Swaps...............................   3.8 years
Current Rate on AMPS................................   2.7%

-------------------
(a) Data as of December 31, 2004. Information subject to change.

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                                       5

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                COHEN & STEERS ADVANTAGE INCOME REALTY FUND, INC.

                               DECEMBER 31, 2004
                                TOP TEN HOLDINGS
                                  (UNAUDITED)

                                                                               % OF
                                                                  MARKET      MANAGED
     SECURITY                                                      VALUE      ASSETS
     --------                                                   -----------   -------
 1.  Ventas...................................................  $37,891,584    4.27%
 2.  Mack-Cali Realty Corp....................................   33,426,986    3.77
 3.  Vornado Realty Trust.....................................   33,017,581    3.72
 4.  Health Care Property Investors...........................   29,517,540    3.33
 5.  Liberty Property Trust...................................   28,123,200    3.17
 6.  Reckson Associates Realty Corp...........................   27,563,681    3.11
 7.  Archstone-Smith Trust....................................   24,944,790    2.81
 8.  Prentiss Properties Trust................................   23,168,300    2.61
 9.  Nationwide Health Properties, 7.677%, Series A...........   23,094,500    2.60
10.  Equity Office Properties Trust...........................   22,649,536    2.55

                                SECTOR BREAKDOWN
                           (Based on Managed Assets)
                                  (Unaudited)

                                  [PIE CHART]

Office/Industrial                    33.80%
Health Care                          14.49%
Shopping Center                      14.23%
Residential                          13.75%
Diversified                           9.97%
Cash & Other Liabilities
in Excess of Other Assets             4.54%
Hotel                                 3.25%
Self Storage                          3.10%
Mortgage                              2.87%

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                                       6

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                COHEN & STEERS ADVANTAGE INCOME REALTY FUND, INC.

                            SCHEDULE OF INVESTMENTS
                               DECEMBER 31, 2004

                                                                               DIVIDEND
                                                   NUMBER        VALUE         YIELD(a)
                                                  OF SHARES     (NOTE 1)     (UNAUDITED)
                                                  ---------   ------------   ------------
EQUITIES                                142.66%(b)
  COMMON STOCK                          116.06%
    DIVERSIFIED                          12.69%
         Capital Trust -- Class A...............     66,200   $  2,033,002       6.51%
         Colonial Properties Trust..............    392,900     15,429,183       6.82
         Crescent Real Estate Equities Co.......    692,800     12,650,528       8.21
         iStar Financial........................    265,900     12,034,634       6.16
         Vornado Realty Trust...................    433,700     33,017,581       3.99
                                                              ------------
                                                                75,164,928
                                                              ------------
    HEALTH CARE                          17.32%
         Health Care Property Investors.........  1,066,000     29,517,540       6.03
         Health Care REIT.......................    379,500     14,477,925       6.29
         LTC Properties.........................     86,000      1,712,260       6.03
         Nationwide Health Properties...........    799,400     18,985,750       6.23
         Ventas.................................  1,382,400     37,891,584       4.74
                                                              ------------
                                                               102,585,059
                                                              ------------
    HOTEL                                 2.43%
         Hospitality Properties Trust...........    268,000     12,328,000       6.26
         Strategic Hotel Capital................    124,500      2,054,250       5.33
                                                              ------------
                                                                14,382,250
                                                              ------------
    INDUSTRIAL                            3.25%
         First Industrial Realty Trust..........    472,700     19,253,071       6.83
                                                              ------------
    MORTGAGE                              4.30%
         Gramercy Capital Corp..................    535,000      9,918,900       3.24
         Newcastle Investment Corp..............    488,337     15,519,350       7.87
                                                              ------------
                                                                25,438,250
                                                              ------------

-------------------
(a) Dividend yield is computed by dividing the security's current annual dividend rate by the last sale price on the principal exchange, or market, on which such security trades. The dividend yield has not been audited.
(b) Percentages indicated are based on the net assets applicable to common shares of the fund.

                See accompanying notes to financial statements.
--------------------------------------------------------------------------------
                                       7

--------------------------------------------------------------------------------
                COHEN & STEERS ADVANTAGE INCOME REALTY FUND, INC.

                     SCHEDULE OF INVESTMENTS -- (CONTINUED)
                               DECEMBER 31, 2004

                                                                               DIVIDEND
                                                   NUMBER        VALUE          YIELD
                                                  OF SHARES     (NOTE 1)     (UNAUDITED)
                                                  ---------   ------------   ------------
    OFFICE                               33.55%
         Arden Realty...........................    529,100   $ 19,957,652       5.36%
         BioMed Realty Trust....................     59,800      1,328,158       4.86
         Brandywine Realty Trust................    633,100     18,606,809       5.99
         CarrAmerica Realty Corp................    627,800     20,717,400       6.06
         Equity Office Properties Trust.........    777,800     22,649,536       6.87
         Highwoods Properties...................    393,300     10,894,410       6.14
         HRPT Properties Trust..................    425,200      5,455,316       6.55
         Kilroy Realty Corp.....................     92,200      3,941,550       4.63
         Mack-Cali Realty Corp..................    726,200     33,426,986       5.47
         Maguire Properties.....................    398,800     10,951,048       5.83
         Prentiss Properties Trust..............    606,500     23,168,300       5.86
         Reckson Associates Realty Corp.........    840,100     27,563,681       5.18
                                                              ------------
                                                               198,660,846
                                                              ------------
    OFFICE/INDUSTRIAL                     4.75%
         Liberty Property Trust.................    651,000     28,123,200       5.65
                                                              ------------
    RESIDENTIAL                          16.66%
       APARTMENT                         16.29%
         AMLI Residential Properties Trust......    166,200      5,318,400       6.00
         American Campus Communities............     89,100      2,003,859       6.00
         Archstone-Smith Trust..................    651,300     24,944,790       4.49
         AvalonBay Communities..................    179,400     13,508,820       3.72
         Camden Property Trust..................    228,600     11,658,600       4.98
         GMH Communities Trust..................    165,200      2,329,320       6.45
         Gables Residential Trust...............    385,900     13,811,361       6.73
         Home Properties........................    222,100      9,550,300       5.86
         Mid-America Apartment Communities......    223,200      9,200,304       5.68
         Town & Country Trust...................    150,000      4,144,500       6.23
                                                              ------------
                                                                96,470,254
                                                              ------------
       MANUFACTURED HOME                  0.37%
         Affordable Residential Communities.....    153,500      2,202,725       8.71
                                                              ------------
         TOTAL RESIDENTIAL......................                98,672,979
                                                              ------------

                See accompanying notes to financial statements.
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                                       8

--------------------------------------------------------------------------------
                COHEN & STEERS ADVANTAGE INCOME REALTY FUND, INC.

                     SCHEDULE OF INVESTMENTS -- (CONTINUED)
                               DECEMBER 31, 2004

                                                                               DIVIDEND
                                                   NUMBER        VALUE          YIELD
                                                  OF SHARES     (NOTE 1)     (UNAUDITED)
                                                  ---------   ------------   ------------
    SELF STORAGE                          4.64%
         Public Storage -- Series A.............    802,400   $ 23,036,904       8.53%
         Sovran Self Storage....................     57,300      2,414,622       5.74
         U-Store-It Trust.......................    117,800      2,043,830       6.46
                                                              ------------
                                                                27,495,356
                                                              ------------
    SHOPPING CENTER                      16.47%
       COMMUNITY CENTER                   5.96%
         Cedar Shopping Centers.................    150,000      2,145,000       6.29
         Heritage Property Investment Trust.....    307,000      9,851,630       6.54
         Kramont Realty Trust...................    800,000     18,720,000       5.56
         New Plan Excel Realty Trust............    151,700      4,108,036       6.09
         Urstadt Biddle Properties -- Class A...     26,100        445,005       5.16
                                                              ------------
                                                                35,269,671
                                                              ------------
       REGIONAL MALL                     10.51%
         CBL & Associates Properties............     54,000      4,122,900       4.26
         Glimcher Realty Trust..................    400,800     11,106,168       6.93
         Macerich Co............................    358,100     22,488,680       4.14
         Mills Corp.............................    345,600     22,035,456       3.73
         Simon Property Group...................     38,000      2,457,460       4.02
                                                              ------------
                                                                62,210,664
                                                              ------------
         TOTAL SHOPPING CENTER..................                97,480,335
                                                              ------------
              TOTAL COMMON STOCK
                (Identified cost --
                $445,591,436)...................               687,256,274
                                                              ------------
  PREFERRED STOCK                        26.60%
    DIVERSIFIED                           2.24%
         Colonial Properties Trust,
            9.25%, Series C.....................      8,300        220,365       8.70
         Crescent Real Estate Equities Co.,
            6.75%, Series A (Convertible).......    371,300      8,276,277       7.58
         iStar Financial, 8.00%, Series D.......    111,000      2,823,285       7.86
         iStar Financial, 7.65%, Series G.......     75,300      1,942,740       7.40
                                                              ------------
                                                                13,262,667
                                                              ------------

                See accompanying notes to financial statements.
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                                       9

--------------------------------------------------------------------------------
                COHEN & STEERS ADVANTAGE INCOME REALTY FUND, INC.

                     SCHEDULE OF INVESTMENTS -- (CONTINUED)
                               DECEMBER 31, 2004

                                                                               DIVIDEND
                                                   NUMBER        VALUE          YIELD
                                                  OF SHARES     (NOTE 1)     (UNAUDITED)
                                                  ---------   ------------   ------------
    HEALTH CARE                           4.39%
         Health Care REIT, 7.625%, Series F.....    114,900   $  2,901,225       7.56%
         Nationwide Health Properties, 7.677%,
            Series A............................    221,000     23,094,500       7.35
                                                              ------------
                                                                25,995,725
                                                              ------------
    HOTEL                                 2.09%
         FelCor Lodging Trust, $1.95, Series
            A (Convertible).....................    114,500      2,903,720       7.69
         FelCor Lodging Trust, 9.00%, Series
            B...................................     36,000        922,680       8.78
         Host Marriott Corp., 10.00%, Series
            B...................................     11,200        288,960       9.69
         Host Marriott Corp., 10.00%, Series
            C...................................     39,100      1,031,067       9.48
         Host Marriott Corp., 8.875%, Series
            E...................................     10,000        277,750       7.99
         Innkeepers USA, 8.00%, Series C........     56,000      1,442,000       7.77
         LaSalle Hotel Properties, 10.25%,
            Series A............................    200,000      5,480,000       9.34
                                                              ------------
                                                                12,346,177
                                                              ------------
    OFFICE                                5.47%
         Alexandria Real Estate Equities,
            9.10%, Series B.....................     53,900      1,455,300       8.44
         Cousins Properties, 7.50%, Series B....    140,000      3,516,800       7.48
         HRPT Properties Trust, 8.75%, Series
            B...................................    128,000      3,539,840       7.92
         Highwoods Properties, 8.625%, Series
            A...................................     18,550     19,431,125       8.23
         Maguire Properties, 7.625%, Series A...     72,200      1,848,320       7.46
         SL Green Realty Corp., 7.625%, Series
            C...................................     40,000      1,026,000       7.45
         SL Green Realty Corp., 7.875%, Series
            D...................................     60,000      1,557,000       7.59
                                                              ------------
                                                                32,374,385
                                                              ------------
    OFFICE/INDUSTRIAL                     3.62%
         PS Business Parks, 9.50%, Series D.....    800,000     21,456,000       8.87
                                                              ------------

                See accompanying notes to financial statements.
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                                       10

--------------------------------------------------------------------------------
                COHEN & STEERS ADVANTAGE INCOME REALTY FUND, INC.

                     SCHEDULE OF INVESTMENTS -- (CONTINUED)
                               DECEMBER 31, 2004

                                                                               DIVIDEND
                                                   NUMBER        VALUE          YIELD
                                                  OF SHARES     (NOTE 1)     (UNAUDITED)
                                                  ---------   ------------   ------------
    RESIDENTIAL -- APARTMENT              3.94%
         Apartment Investment & Management Co.,
            8.75%, Series D.....................     17,301   $    432,525       8.76%
         Apartment Investment & Management Co.,
            9.375%, Series G....................     52,800      1,443,552       8.56
         Apartment Investment & Management Co.,
            10.10%, Series Q....................     18,600        494,202       9.52
         Apartment Investment & Management Co.,
            10.00%, Series R(a).................    616,800     16,425,384       9.39
         Associated Estates Realty Corp.,
            8.70%, Series B.....................     70,000      1,816,500       8.40
         Mid-America Apartment Communities,
            8.30%, Series H.....................    103,600      2,693,600       8.00
                                                              ------------
                                                                23,305,763
                                                              ------------
    SHOPPING CENTER                       4.85%
       COMMUNITY CENTER                   1.01%
         Developers Diversified Realty Corp.,
            8.60%, Series F.....................    100,000      2,687,000       8.00
         Federal Realty Investment Trust, 8.50%,
            Series B............................     20,100        545,313       7.85
         New Plan Excel Realty Trust, 7.80%,
            Series D............................     20,000      1,036,876       7.52
         Urstadt Biddle Properties, 8.50%,
            Series C............................     16,000      1,724,000       7.89
                                                              ------------
                                                                 5,993,189
                                                              ------------

----------
(a) 190,300 shares segregated as collateral for the interest rate swap transactions.


                 See accompanying notes to financial statements.
--------------------------------------------------------------------------------
                                       11

--------------------------------------------------------------------------------
                COHEN & STEERS ADVANTAGE INCOME REALTY FUND, INC.

                     SCHEDULE OF INVESTMENTS -- (CONTINUED)
                               DECEMBER 31, 2004

                                                                               DIVIDEND
                                                   NUMBER        VALUE          YIELD
                                                  OF SHARES     (NOTE 1)     (UNAUDITED)
                                                  ---------   ------------   ------------
       REGIONAL MALL                      3.84%
         CBL & Associates Properties, 7.375%,
            Series D............................    210,000   $  5,218,500       7.40%
         Glimcher Realty Trust, 8.75%, Series F.     40,000      1,042,000       8.41
         Mills Corp., 9.00%, Series B...........     83,800      2,321,260       8.12
         Mills Corp., 9.00%, Series C...........     85,000      2,363,000       8.09
         Pennsylvania Real Estate Investment
            Trust, 11.00%, Series A.............    125,600      7,598,800       9.09
         Simon Property Group, 8.375%, Series J.     33,800      1,929,980       7.34
         Taubman Centers, 8.30%, Series A.......     88,600      2,260,186       8.15
                                                              ------------
                                                                22,733,726
                                                              ------------
         TOTAL SHOPPING CENTER..................                28,726,915
                                                              ------------
              TOTAL PREFERRED STOCK
                (Identified cost --
                $137,961,260)...................               157,467,632
                                                              ------------
              TOTAL EQUITIES
                (Identified cost -- $583,552,696)              844,723,906
                                                              ------------

                See accompanying notes to financial statements.
--------------------------------------------------------------------------------
                                       12

--------------------------------------------------------------------------------
                COHEN & STEERS ADVANTAGE INCOME REALTY FUND, INC.

                     SCHEDULE OF INVESTMENTS -- (CONTINUED)
                               DECEMBER 31, 2004

                                                              PRINCIPAL        VALUE
                                                               AMOUNT        (NOTE 1)
                                                             -----------   -------------
CORPORATE BOND                                       0.35%
         Host Marriott LP, 9.50%, due 01/15/07
            (Identified cost -- $1,901,086)...............   $ 1,900,000   $   2,090,000
                                                                           -------------
COMMERCIAL PAPER                                     7.66%
         State Street Corp., 1.70%, due 01/03/05..........     5,336,000       5,335,496
         UBS Financial, 1.70%, due 01/03/05...............    40,000,000      39,996,222
                                                                           -------------
              TOTAL COMMERCIAL PAPER
                (Identified cost -- $45,331,718)..........                    45,331,718
                                                                           -------------
TOTAL INVESTMENTS
  (Identified cost -- $630,785,500)............    150.67%                   892,145,624

LIABILITIES IN EXCESS OF OTHER ASSETS..........     (0.85)%                   (5,008,243)

LIQUIDATION VALUE OF AUCTION RATE CUMULATIVE
  PREFERRED SHARES SERIES M, SERIES W, AND
  SERIES TH (Equivalent to $25,000 per share
  based on 2,500 shares outstanding for
  Series M, Series W, and 2,040 shares
  outstanding for Series TH)...................    (29.72)%                 (176,000,000)

LIQUIDATION VALUE OF AUCTION MARKET PREFERRED
  SHARES SERIES T7 AND SERIES F28 (Equivalent
  to $25,000 per share based on 2,600 shares
  outstanding for Series T7 and 2,160 shares
  outstanding for Series F28)..................    (20.10)%                 (119,000,000)
                                                   -------                 -------------
NET ASSETS APPLICABLE TO COMMON SHARES
  (Equivalent to $22.94 per share based on
  25,810,480 shares of capital stock
  outstanding).................................    100.00%                 $ 592,137,381
                                                   ------                  -------------
                                                   ------                  -------------

                See accompanying notes to financial statements.
--------------------------------------------------------------------------------
                                       13

--------------------------------------------------------------------------------
                COHEN & STEERS ADVANTAGE INCOME REALTY FUND, INC.

                      STATEMENT OF ASSETS AND LIABILITIES
                               DECEMBER 31, 2004

ASSETS:
    Investments in securities, at value
      (Identified cost -- $630,785,500) (Note 1)............  $  892,145,624
    Cash....................................................             763
    Dividends and interest receivable.......................       4,864,696
    Unrealized appreciation on interest rate swap
      transactions (Notes 1 and 6)..........................         313,317
    Other assets............................................          30,214
                                                              --------------
        Total Assets........................................     897,354,614
                                                              --------------
LIABILITIES:
    Unrealized depreciation on interest rate swap
      transactions (Notes 1 and 6)..........................       6,328,226
    Payable for investment securities purchased.............       2,179,590
    Payable for dividends declared on common shares.........         631,143
    Payable for dividends declared on preferred shares......         333,560
    Payable to investment manager...........................         319,983
    Preferred offering costs payable........................         251,112
    Payable to administrator................................          14,884
    Payable for directors fees..............................           5,472
    Other liabilities.......................................         153,263
                                                              --------------
        Total Liabilities...................................      10,217,233
                                                              --------------
LIQUIDATION VALUE OF PREFERRED SHARES:
    Auction rate cumulative preferred shares, Series M
      ($25,000 liquidation value, $0.001 par value, 2,500
      shares issued and outstanding) (Notes 1 and 5)........      62,500,000
    Auction rate cumulative preferred shares, Series W
      ($25,000 liquidation value, $0.001 par value, 2,500
      shares issued and outstanding) (Notes 1 and 5)........      62,500,000
    Auction rate cumulative preferred shares, Series TH
      ($25,000 liquidation value, $0.001 par value, 2,040
      shares issued and outstanding) (Notes 1 and 5)........      51,000,000
    Auction market preferred shares, Series T7 ($25,000
      liquidation value, $0.001 par value,
      2,600 shares issued and outstanding) (Notes 1 and 5)..      65,000,000
    Auction market preferred shares, Series F28 ($25,000
      liquidation value, $0.001 par value,
      2,160 shares issued and outstanding) (Notes 1 and 5)..      54,000,000
                                                              --------------
                                                                 295,000,000
                                                              --------------
TOTAL NET ASSETS APPLICABLE TO COMMON SHARES................  $  592,137,381
                                                              --------------
                                                              --------------
TOTAL NET ASSETS APPLICABLE TO COMMON SHARES consist of:
    Common stock ($0.001 par value, 25,810,480 shares issued
      and outstanding) (Notes 1 and 5)......................  $  337,108,967
    Distribution in excess of net investment income.........        (291,647)
    Accumulated net realized loss on investments............         (25,154)
    Net unrealized appreciation on investments and interest
      rate swap transactions................................     255,345,215
                                                              --------------
                                                              $  592,137,381
                                                              --------------
                                                              --------------
NET ASSET VALUE PER COMMON SHARE:
  ($592,137,381[div]25,810,480 shares outstanding)..........  $        22.94
                                                              --------------
                                                              --------------
MARKET PRICE PER COMMON SHARE...............................  $        22.25
                                                              --------------
                                                              --------------
MARKET PRICE PREMIUM/(DISCOUNT) TO NET ASSET VALUE PER
  COMMON SHARE..............................................           (3.01)%
                                                              --------------
                                                              --------------

                See accompanying notes to financial statements.
--------------------------------------------------------------------------------
                                       14

--------------------------------------------------------------------------------
                COHEN & STEERS ADVANTAGE INCOME REALTY FUND, INC.

                            STATEMENT OF OPERATIONS
                      FOR THE YEAR ENDED DECEMBER 31, 2004

Investment Income (Note 1):
    Dividend income.........................................  $ 34,908,180
    Interest income.........................................       476,299
                                                              ------------
         Total Income.......................................    35,384,479
                                                              ------------
Expenses:
    Investment management fees (Note 2).....................     6,372,311
    Preferred remarketing fee...............................       592,944
    Reports to shareholders.................................       245,166
    Administration fees (Note 2)............................       243,482
    Professional fees.......................................       129,424
    Custodian fees and expenses.............................        54,379
    Directors' fees and expenses (Note 2)...................        49,967
    Transfer agent fees and expenses........................        16,625
    Miscellaneous...........................................       117,679
                                                              ------------
         Total Expenses.....................................     7,821,977
    Reduction of Expenses (Note 2)..........................    (3,148,671)
                                                              ------------
         Net Expenses.......................................     4,673,306
                                                              ------------
Net Investment Income.......................................    30,711,173
                                                              ------------
Net Realized and Unrealized Gain/(Loss) on Investments
  (Note 1):
    Net realized gain on investments........................     8,505,867
    Net realized loss on interest rate swap transactions....    (5,444,444)
    Net change in unrealized appreciation on investments....   113,360,481
    Net change in unrealized depreciation on interest rate
      swap transactions.....................................     3,423,088
                                                              ------------
         Net realized and unrealized gain/(loss) on
           investments......................................   119,844,992
                                                              ------------
Net Increase Resulting from Operations......................   150,556,165
Less Dividends and Distributions to Preferred Shareholders
  from:
    Net investment income and net realized gain on
      investments...........................................    (3,797,144)
                                                              ------------
Net Increase in Net Assets from Operations Applicable to
  Common Shares.............................................  $146,759,021
                                                              ------------
                                                              ------------

                See accompanying notes to financial statements.
--------------------------------------------------------------------------------
                                       15

--------------------------------------------------------------------------------
                COHEN & STEERS ADVANTAGE INCOME REALTY FUND, INC.

         STATEMENT OF CHANGES IN NET ASSETS APPLICABLE TO COMMON SHARES

                                                            FOR THE             FOR THE
                                                          YEAR ENDED          YEAR ENDED
                                                       DECEMBER 31, 2004   DECEMBER 31, 2003
                                                       -----------------   -----------------
Change in Net Assets Applicable to Common Shares:
    From Operations:
        Net investment income........................    $ 30,711,173        $ 28,593,225
        Net realized gain on investments and interest
           rate swap transactions....................       3,061,423          11,114,034
        Net change in unrealized appreciation on
           investments and interest rate swap
           transactions..............................     116,783,569         132,032,766
                                                         ------------        ------------
             Net increase in net assets resulting
               from operations.......................     150,556,165         171,740,025
                                                         ------------        ------------
    Less Dividends and Distributions to Preferred
      Shareholders from:
        Net investment income........................      (2,926,350)         (1,644,347)
        Net realized gain on investments.............        (870,794)           (717,573)
                                                         ------------        ------------
             Total dividends and distributions to
               preferred shareholders................      (3,797,144)         (2,361,920)
                                                         ------------        ------------
             Net increase in net assets from
               operations applicable to common
               shares................................     146,759,021         169,378,105
                                                         ------------        ------------
    Less Dividends and Distributions to Common
      Shareholders from:
        Net investment income........................     (22,720,808)        (25,982,706)
        Net realized gain on investments.............      (7,630,825)        (11,338,539)
        Tax return of capital........................      (8,235,035)           (581,826)
                                                         ------------        ------------
             Total dividends and distributions to
               common shareholders...................     (38,586,668)        (37,903,071)
                                                         ------------        ------------
    Capital Stock Transactions (Note 5):
        Increase in net assets from shares issued to
           common shareholders for reinvestment of
           dividends.................................              --           4,390,201
        Increase in net assets from preferred share
           offering cost adjustment..................         148,454                  --
        Decrease in net assets from underwriting
           commissions and offering expenses from
           issuance of preferred shares..............      (1,030,242)           (875,287)
                                                         ------------        ------------
             Net increase/(decrease) in net assets
               from capital stock transactions.......        (881,788)          3,514,914
                                                         ------------        ------------
             Total increase in net assets applicable
               to common shares......................     107,290,565         134,989,948
    Net Assets Applicable to Common Shares:
        Beginning of year............................     484,846,816         349,856,868
                                                         ------------        ------------
        End of year(a)...............................    $592,137,381        $484,846,816
                                                         ------------        ------------
                                                         ------------        ------------

-------------------

(a) Includes distribution in excess of net investment income of $291,647 at December 31, 2004 and undistributed net investment income of $88,782 at December 31, 2003.

                See accompanying notes to financial statements.
--------------------------------------------------------------------------------
                                       16

--------------------------------------------------------------------------------
                COHEN & STEERS ADVANTAGE INCOME REALTY FUND, INC.

                              FINANCIAL HIGHLIGHTS

    The following table includes selected data for a common share outstanding throughout each period and other performance information derived from the financial statements. It should be read in conjunction with the financial statements and notes thereto.

                                                                                                FOR THE PERIOD
                                                       FOR THE YEAR ENDED DECEMBER 31,          MAY 31, 2001(a)
                                                  ------------------------------------------        THROUGH
PER SHARE OPERATING PERFORMANCE:                      2004           2003           2002       DECEMBER 31, 2001
--------------------------------                  ------------   ------------   ------------   -----------------
Net asset value per common share, beginning of
 period.........................................     $18.78         $13.71         $14.03           $14.33
                                                     ------         ------         ------           ------
Income from investment operations:
   Net investment income........................       0.98           1.11(b)        1.02             0.64
   Net realized and unrealized gain/(loss) on
     investments................................       4.86           5.56           0.07            (0.02)
                                                     ------         ------         ------           ------
       Total income from investment
         operations.............................       5.84           6.67           1.09             0.62
                                                     ------         ------         ------           ------
Less dividends and distributions to preferred
 shareholders from:
   Net investment income........................      (0.11)         (0.06)         (0.09)           (0.07)
   Net realized gain on investments.............      (0.04)         (0.03)            --               --
                                                     ------         ------         ------           ------
       Total dividends and distributions to
         preferred shareholders.................      (0.15)         (0.09)         (0.09)           (0.07)
                                                     ------         ------         ------           ------
       Total from investment operations
         applicable to common shares............       5.69           6.58           1.00             0.55
                                                     ------         ------         ------           ------
Less: Offering and organization costs charged to
 paid-in capital -- common shares...............         --             --             --            (0.03)
  Preferred share offering cost adjustment......       0.01             --             --               --
  Offering and organization costs charged to
 paid-in capital -- preferred shares............      (0.04)         (0.03)         (0.03)           (0.07)
   Dilutive effect of common share offering.....         --             --             --            (0.03)
                                                     ------         ------         ------           ------
       Total offering and organization costs....      (0.03)         (0.03)         (0.03)           (0.13)
                                                     ------         ------         ------           ------
Less dividends and distributions to common
 shareholders from:
   Net investment income........................      (0.88)         (1.01)         (1.29)           (0.58)
   Net realized gain on investments.............      (0.30)         (0.45)            --               --
   Tax return of capital........................      (0.32)         (0.02)            --            (0.14)
                                                     ------         ------         ------           ------
       Total dividends and distributions to
         common shareholders....................      (1.50)         (1.48)         (1.29)           (0.72)
                                                     ------         ------         ------           ------
Net increase/(decrease) in net asset value per
 common shares..................................       4.16           5.07          (0.32)           (0.30)
                                                     ------         ------         ------           ------
Net asset value, per common share, end of
 period.........................................     $22.94         $18.78         $13.71           $14.03
                                                     ------         ------         ------           ------
                                                     ------         ------         ------           ------
Market value, per common share, end of period...     $22.25         $18.26         $14.02           $14.70
                                                     ------         ------         ------           ------
                                                     ------         ------         ------           ------
..............................................................................................................
Net asset value total return(c).................      32.13%         50.29%          6.72%            3.27%(d)
                                                     ------         ------         ------           ------
                                                     ------         ------         ------           ------
Market value return(c)..........................      31.80%         42.83%          4.16%            3.15%(d)
                                                     ------         ------         ------           ------
                                                     ------         ------         ------           ------
..............................................................................................................

-------------------
(a) Commencement of operations.

(b) Calculation based on average shares outstanding.

(c) Total market value return is computed based upon the New York Stock Exchange market price of the fund's shares and excludes the effects of brokerage commissions. Dividends and distributions, if any, are assumed for purposes of this calculation, to be reinvested at prices obtained under the fund's dividend reinvestment plan. Total net asset value return measures the changes in value over the period indicated, taking into account dividends as reinvested.

(d) Not annualized.

                See accompanying notes to financial statements.
--------------------------------------------------------------------------------
                                       17

--------------------------------------------------------------------------------
                COHEN & STEERS ADVANTAGE INCOME REALTY FUND, INC.

                      FINANCIAL HIGHLIGHTS -- (CONTINUED)

                                                                                                FOR THE PERIOD
                                                       FOR THE YEAR ENDED DECEMBER 31,          MAY 31, 2001(a)
                                                  ------------------------------------------        THROUGH
RATIOS/SUPPLEMENTAL DATA:                             2004           2003           2002       DECEMBER 31, 2001
-------------------------                         ------------   ------------   ------------   -----------------
Net assets applicable to common shares, end of
 period (in millions)...........................     $592.1         $485.0         $349.9           $351.6
                                                     ------         ------         ------           ------
                                                     ------         ------         ------           ------
Ratio of expenses to average daily net assets
 applicable to common shares (before expense
 reduction)(b)..................................       1.52%          1.61%          1.41%            1.39%(c)
                                                     ------         ------         ------           ------
                                                     ------         ------         ------           ------
Ratio of expenses to average daily net assets
 applicable to common shares (net of expense
 reduction)(b)..................................       0.91%          0.99%          0.84%            0.86%(c)
                                                     ------         ------         ------           ------
                                                     ------         ------         ------           ------
Ratio of net investment income to average daily
 net assets applicable to common shares (before
 expense reduction)(b)..........................       5.37%          6.59%          6.98%            8.00%(c)
                                                     ------         ------         ------           ------
                                                     ------         ------         ------           ------
Ratio of net investment income to average daily
 net assets applicable to common shares (net of
 expense reduction)(b)..........................       5.99%          7.22%          7.55%            8.53%(c)
                                                     ------         ------         ------           ------
                                                     ------         ------         ------           ------
Ratio of expenses to average daily managed
 assets (before expense reduction)(b,e).........       1.04%          1.09%          1.04%            1.10%(c)
                                                     ------         ------         ------           ------
                                                     ------         ------         ------           ------
Ratio of expenses to average daily managed
 assets (net of expense reduction)(b,e).........       0.62%          0.67%          0.62%            0.68%(c)
                                                     ------         ------         ------           ------
                                                     ------         ------         ------           ------
Portfolio turnover rate.........................       3.23%         20.19%         22.27%           23.95%(d)
                                                     ------         ------         ------           ------
                                                     ------         ------         ------           ------
PREFERRED SHARES:
Liquidation value, end of period (in 000's).....   $295,000       $230,000       $176,000         $125,000
                                                     ------         ------         ------           ------
                                                     ------         ------         ------           ------
Total shares outstanding (in 000's).............         12              9              7                5
                                                     ------         ------         ------           ------
                                                     ------         ------         ------           ------
Asset coverage per share........................    $75,181        $77,701        $74,695          $95,322
                                                     ------         ------         ------           ------
                                                     ------         ------         ------           ------
Liquidation preference per share................    $25,000        $25,000        $25,000          $25,000
                                                     ------         ------         ------           ------
                                                     ------         ------         ------           ------
Average market value per share(f)...............    $25,000        $25,000        $25,000          $25,000
                                                     ------         ------         ------           ------
                                                     ------         ------         ------           ------

-------------------
(a) Commencement of operations.

(b) Ratios do not reflect dividend payments to preferred shareholders.

(c) Annualized.

(d) Not annualized.

(e) Average daily managed assets represents net assets applicable to common shares plus liquidation preference of preferred shares.

(f) Based on weekly prices.

                See accompanying notes to financial statements.
--------------------------------------------------------------------------------
                                       18

--------------------------------------------------------------------------------
                COHEN & STEERS ADVANTAGE INCOME REALTY FUND, INC.

                         NOTES TO FINANCIAL STATEMENTS

NOTE 1. SIGNIFICANT ACCOUNTING POLICIES

    Cohen & Steers Advantage Income Realty Fund, Inc. (the fund) was incorporated under the laws of the State of Maryland on June 21, 2000 and is registered under the Investment Company Act of 1940, as amended, as a nondiversified, closed-end management investment company.

    The following is a summary of significant accounting policies consistently followed by the fund in the preparation of its financial statements. The policies are in conformity with accounting principles generally accepted in the United States of America (GAAP). The preparation of the financial statements in accordance with GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of income and expenses during the reporting period. Actual results could differ from those estimates.

    Portfolio Valuation: Investments in securities that are listed on the New York Stock Exchange are valued, except as indicated below, at the last sale price reflected at the close of the New York Stock Exchange on the business day as of which such value is being determined. If there has been no sale on such day, the securities are valued at the mean of the closing bid and asked prices for the day or, if no asked price is available, at the bid price. If no bid or asked prices are quoted on such day, then the security is valued by such method as the board of directors shall determine in good faith to reflect its fair market value.

    Securities not listed on the New York Stock Exchange but listed on other domestic or foreign securities exchanges or admitted to trading on the National Association of Securities Dealers Automated Quotations, Inc. (Nasdaq) national market system are valued in a similar manner. Securities traded on more than one securities exchange are valued at the last sale price on the business day as of which such value is being determined as reflected on the tape at the close of the exchange representing the principal market for such securities.

    Readily marketable securities traded in the over-the-counter market, including listed securities whose primary market is believed by the investment manager to be over-the-counter, but excluding securities admitted to trading on the Nasdaq National List, are valued at the last official closing prices as reported by Nasdaq, the National Quotations Bureau or such other comparable sources as the board of directors deems appropriate to reflect their fair market value. If there has been no sale on such day, the securities are valued at the mean of the closing bid and asked prices for the day or, if no asked price is available, at the bid price. However, certain fixed-income securities may be valued on the basis of prices provided by a pricing service when such prices are believed by the board of directors to reflect the fair market value of such securities. Where securities are traded on more than one exchange and also over-the-counter, the securities will generally be valued using the quotations the board of directors believes reflect most closely the value of such securities.

    Short-term debt securities, which have a maturity of 60 days or less, are valued at amortized cost which approximates value.

    Any securities for which market quotations are not readily available shall be valued in accordance with the procedures approved by the board of directors.

--------------------------------------------------------------------------------
                                       19

--------------------------------------------------------------------------------
                COHEN & STEERS ADVANTAGE INCOME REALTY FUND, INC.

                  NOTES TO FINANCIAL STATEMENTS -- (CONTINUED)

    Interest Rate Swaps: The fund uses interest rate swaps in connection with the sale of auction rate preferred shares. The interest rate swaps are intended to reduce or eliminate the risk that an increase in short-term interest rates could have on the performance of the fund's common shares as a result of the floating rate structure of preferred shares. In these interest rate swaps, the fund agrees to pay the other party to the interest rate swap (which is known as the counterparty) a fixed rate payment in exchange for the counterparty agreeing to pay the fund a variable rate payment that is intended to approximate the fund's variable rate payment obligation on the auction rate cumulative preferred shares and auction market preferred shares. The payment obligation is based on the notional amount of the swap. Depending on the state of interest rates in general, the use of interest rate swaps could enhance or harm the overall performance of the common shares. The market value of interest rate swaps is based on pricing models that consider the time value of money, volatility, the current market and contractual prices of the underlying financial instrument. Unrealized gains are reported as an asset and unrealized losses are reported as a liability on the Statement of Assets and Liabilities. The change in value of swaps, including the accrued periodic amounts of interest to be paid or received on swaps is reported as unrealized gains or losses in the Statement of Operations. A realized gain or loss is recorded upon payment or receipt of a periodic payment or termination of swap agreements. Swap agreements involve, to varying degrees, elements of market and counterparty risk, and exposure to loss in excess of the related amounts reflected in the Statement of Assets and Liabilities.

    Security Transactions and Investment Income: Security transactions are recorded on trade date. Realized gains and losses on investments sold are recorded on the basis of identified cost. Interest income is recorded on the accrual basis. Dividend income is recorded on the ex-dividend date. The fund records distributions received in excess of income from underlying investments as a reduction of cost of investments and/or realized gain. Such amounts are based on estimates if actual amounts are not available, and actual amounts of income, realized gain and return of capital may differ from the estimated amounts. The fund adjusts the estimated amounts of the components of distributions (and consequently its net investment income) as an increase to unrealized appreciation/(depreciation) and realized gain/(loss) on investments as necessary once the issuers provide information about the actual composition of the distributions.

    Dividends and Distributions to Shareholders: Dividends from net investment income are declared and paid to common shareholders monthly. Distributions to shareholders are recorded on the ex-dividend date. A portion of the fund's dividend may consist of amounts in excess of net investment income derived from nontaxable components of the dividends from the fund's portfolio investments. Net realized capital gains, unless offset by any available capital loss carryforward, are distributed to shareholders annually.

    Dividends from net investment income and capital gain distributions are determined in accordance with U.S. federal income tax regulations which may differ from GAAP.

    Series M, Series T7, Series W, and Series TH preferred shares pay dividends based on a variable interest rate set at auctions, normally held every seven days. Dividends for Series M, Series T7, Series W, and Series TH preferred

--------------------------------------------------------------------------------
                                       20

--------------------------------------------------------------------------------
                COHEN & STEERS ADVANTAGE INCOME REALTY FUND, INC.

                  NOTES TO FINANCIAL STATEMENTS -- (CONTINUED)

shares are declared and recorded for the subsequent seven day period on the auction date. In most instances, dividends are payable every seven days, on the first business day following the end of the dividend period.

    Series F28 preferred shares pay dividends based on a variable interest rate set at auctions, normally held every 28 days. Dividends for Series F28 preferred shares are declared and recorded for the subsequent 28 day period on the auction date. In most instances, dividends are payable every 28 days, on the first business day following the end of the dividend period.

    Federal Income Taxes: It is the policy of the fund to qualify as a regulated investment company, if such qualification is in the best interest of the shareholders, by complying with the requirements of Subchapter M of the Internal Revenue Code applicable to regulated investment companies, and by distributing substantially all of its taxable earnings to its shareholders. Accordingly, no provision for federal income or excise tax is necessary.

NOTE 2. INVESTMENT MANAGEMENT FEES, ADMINISTRATION FEES AND OTHER TRANSACTIONS WITH AFFILIATES

    Investment Management Fees: Cohen & Steers Capital Management, Inc. (the investment manager) serves as the investment manager to the fund, pursuant to an investment management agreement (the management agreement). The investment manager furnishes a continuous investment program for the fund's portfolio, makes the day-to-day investment decisions for the fund and generally manages the fund's investments in accordance with the stated polices of the fund, subject to the general supervision of the board of directors of the fund. The investment manager also performs certain administrative services for the fund.

    For the services under the management agreement, the fund pays the investment manager a management fee, computed daily and paid monthly at an annual rate of 0.85% of the fund's average daily managed asset value. Managed asset value is the net asset value of the common shares plus the liquidation preference of the preferred shares. For the year ended December 31, 2004, the fund incurred investment management fees of $6,372,311.

    The investment manager has contractually agreed to waive its investment management fee in the amount of 0.42% of average daily managed asset value for the first five fiscal years of the fund's operations, 0.35% of average daily managed asset value in year six, 0.28% of average daily managed asset value in year seven, 0.21% of average daily managed asset value in year eight, 0.14% of average daily managed asset value in year nine and 0.07% of average daily managed asset value in year 10. As long as this waiver continues, it may lower the fund's expenses and increase its total return. For the year ended
December 31, 2004, the investment manager waived management fees of $3,148,671.

    Administration Fees: Pursuant to an administration agreement, the investment manager also performs certain administrative and accounting functions for the fund and receives a fee of 0.02% of the fund's average daily managed asset value. For the year ended December 31, 2004, the fund incurred $149,937 in administration fees.

--------------------------------------------------------------------------------
                                       21

--------------------------------------------------------------------------------
                COHEN & STEERS ADVANTAGE INCOME REALTY FUND, INC.

                  NOTES TO FINANCIAL STATEMENTS -- (CONTINUED)

    Director's Fees: Certain directors and officers of the fund are also directors, officers and/or employees of the investment manager. None of the directors and officers so affiliated received compensation from the fund for their services. For the year ended December 31, 2004, fees and related expenses accrued for nonaffiliated directors totaled $49,967.

    Other: During the period, the fund may have purchased securities in which an affiliate of the investment manager served as placement agent for the issuer.

NOTE 3. PURCHASES AND SALES OF SECURITIES

    Purchases and sales of securities, excluding short-term investments, for the year ended December 31, 2004, totaled $52,984,978 and $24,308,480, respectively.

NOTE 4. INCOME TAXES

    The fund had a return of capital of $8,235,035 ($0.32 per share) for the year ended December 31, 2004.

    Short-term capital gains are reflected in the financial statements as realized gains on investments but are typically treated as ordinary income for tax purposes.

    The dividends and distributions to shareholders are characterized for tax purposes as follows:

                                                        FOR THE YEAR ENDED
                                                           DECEMBER 31,
                                                   ---------------------------
                                                      2004            2003
                                                   -----------     -----------
Preferred Shareholders:
    Ordinary income..............................  $ 2,955,121(a)  $ 1,644,347
    Long-term capital gain.......................      842,023         717,573
                                                   -----------     -----------
         Total dividends and distributions to
            preferred shareholders...............  $ 3,797,144     $ 2,361,920
                                                   -----------     -----------
                                                   -----------     -----------
Common Shareholders:
    Ordinary income..............................  $22,972,927     $25,982,706
    Long-term capital gain.......................    7,378,706      11,338,539
    Tax return of capital........................    8,235,035         581,826
                                                   -----------     -----------
         Total dividends and distributions to
            common shareholders..................  $38,586,668     $37,903,071
                                                   -----------     -----------
                                                   -----------     -----------

-------------------

(a) Under federal income tax rules, the tax character of $333,560 will be determined based upon 2005 earnings and profits.

--------------------------------------------------------------------------------
                                       22

--------------------------------------------------------------------------------
                COHEN & STEERS ADVANTAGE INCOME REALTY FUND, INC.

                  NOTES TO FINANCIAL STATEMENTS -- (CONTINUED)

    At December 31, 2004, the cost of investments and net unrealized appreciation for federal income tax purposes were as follows:

Aggregate cost....................................  $630,810,657
                                                    ------------
                                                    ------------
Gross unrealized appreciation.....................  $261,705,615
Gross unrealized depreciation.....................      (370,648)
                                                    ------------
Net unrealized appreciation on investments........   261,334,967
Net unrealized depreciation on interest rate swap
  transactions....................................    (5,972,993)
                                                    ------------
Net unrealized appreciation.......................  $255,361,974
                                                    ------------
                                                    ------------

    Differences between book and tax basis unrealized appreciation are primarily due to wash sales on portfolio securities and differing treatment of swap income/expense. Net investment income and net realized gains differ for financial statement and tax purposes primarily due to differing treatment of interest rate swap payments and wash sales on portfolio securities. To the extent such differences are permanent in nature, such amounts are reclassified within the capital accounts. During the year ended December 31, 2004, the fund decreased undistributed net investment income by $5,444,444, increased accumulated net realized loss on investments by $5,441,244, and increased paid-in capital by $3,200, relating primarily to differing treatment of interest rate swap income/expense.

    For the year ended December 31, 2004, the fund did not have any undistributed ordinary income or capital gains.

NOTE 5. CAPITAL STOCK

    The fund is authorized to issue 100 million shares of common stock at a par value of $0.001 per share. At December 31, 2004, Cohen & Steers Capital Management, Inc. owned approximately 9,500 shares.

    During the year ended December 31, 2004 the fund issued no shares of common stock for the reinvestment of dividends. An adjustment of $148,454 related to preferred offering costs was credited to common stock during the year ended December 31, 2004.

    The fund's articles of incorporation authorize the issuance of fund preferred shares, par value $0.001 per share, in one or more classes or series, with rights as determined by the board of directors, by action of the board of directors without the approval of the common shareholders.

    On November 19, 2004, the fund issued 2,600 auction market preferred shares, Series T7 (par value $0.001). Proceeds paid to the fund amounted to $63,969,758 after deduction of underwriting commissions and offering expenses of $1,030,242. This issue has received a 'AAA/Aaa' rating from Standard & Poor's and Moody's.

    On September 15, 2003, the fund issued 2,160 auction market preferred shares, Series F28 (par value $0.001). Proceeds paid to the fund amounted to $53,124,713 after deduction of underwriting commissions and offering expenses of $875,287. This issue has received a 'AAA/Aaa' rating from Standard & Poor's and Moody's.

    Preferred shares are senior to the fund's common shares and will rank on a parity with shares of any other series of preferred shares, and with shares of any other series of preferred stock of the fund, as to the payment of

--------------------------------------------------------------------------------
                                       23

--------------------------------------------------------------------------------
                COHEN & STEERS ADVANTAGE INCOME REALTY FUND, INC.

                  NOTES TO FINANCIAL STATEMENTS -- (CONTINUED)

dividends and the distribution of assets upon liquidation. If the fund does not timely cure a failure to (1) maintain a discounted value of its portfolio equal to the preferred shares basic maintenance amount, as required by the fund's articles supplementary for preferred shares (2) maintain the 1940 Act preferred shares asset coverage, or (3) file a required certificate related to asset coverage on time, the preferred shares will be subject to a mandatory redemption at the redemption price of $25,000 per share plus an amount equal to accumulated but unpaid dividends thereon to the date fixed for redemption. To the extent permitted under the 1940 Act and Maryland Law, the fund at its option may without consent of the holders of preferred shares, redeem preferred shares having a dividend period of one year or less, in whole, or in part, on the business day after the last day of such dividend period upon not less than 15 calendar days and not more than 40 calendar days prior to notice. The optional redemption price is $25,000 per share plus an amount equal to accumulated but unpaid dividends thereon to the date fixed for redemption.

    The fund's common shares and preferred shares have equal voting rights of one vote per share and vote together as a single class. In addition, the affirmative vote of the holders of a majority, as defined in the 1940 Act, of the outstanding preferred shares shall be required to (1) approve any plan of reorganization that would adversely affect the auction rate cumulative preferred shares and (2) approve any matter that materially and adversely affects the rights, preferences, or powers of that series.

NOTE 6. INVESTMENTS IN INTEREST RATE SWAPS

    The fund has entered into interest rate swap agreements with Salomon Swapco Inc., Royal Bank of Canada, and Merrill Lynch Derivative Products AG. Under the agreements the fund receives a floating rate of interest and pays a respective fixed rate of interest on the nominal values of the swaps. Details of the swaps at December 31, 2004 are as follows:

                                                                                                    UNREALIZED
                                   NOTIONAL                 FLOATING RATE(a)                       APPRECIATION/
          COUNTERPARTY              AMOUNT     FIXED RATE   (RESET MONTHLY)   TERMINATION DATE    (DEPRECIATION)
--------------------------------  -----------  ----------   ---------------   -----------------   --------------
Salomon Swapco Inc..............  $31,250,000   5.3025%         2.4200%           July 30, 2006    $(1,013,131)
Salomon Swapco Inc..............  $19,125,000   3.4065%         2.4100%           June 18, 2007         39,807
Salomon Swapco Inc..............  $31,250,000   5.5920%         2.4200%           July 30, 2008     (2,038,585)
Salomon Swapco Inc..............  $19,125,000   4.0800%         1.2638%       December 18, 2009       (105,129)
Salomon Swapco Inc..............  $31,250,000   5.8240%         2.4200%           July 30, 2011     (3,103,561)
Royal Bank of Canada............  $14,500,000   2.7950%         2.2900%         October 2, 2007        273,510
Merrill Lynch Derivative
  Products AG...................  $14,500,000   3.9950%         2.4130%        October 22, 2009        (67,820)
                                                                                                   -----------
                                                                                                   $(6,014,909)
                                                                                                   -----------
                                                                                                   -----------

-------------------
(a) Based on LIBOR (London Interbank Offered Rate). Represents rates in effect at December 31, 2004.

--------------------------------------------------------------------------------
                                       24

--------------------------------------------------------------------------------
                COHEN & STEERS ADVANTAGE INCOME REALTY FUND, INC.

            REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Board of Directors and Shareholders of Cohen & Steers Advantage Income Realty Fund, Inc.

    In our opinion, the accompanying statement of assets and liabilities, including the schedule of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Cohen & Steers Advantage Income Realty Fund, Inc. (the 'Fund') at December 31, 2004, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for each of the periods presented, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as 'financial statements') are the responsibility of the Fund's management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at December 31, 2004 by correspondence with the custodian and brokers, provide a reasonable basis for our opinion.

                                                      PricewaterhouseCoopers LLP

New York, New York
February 21, 2005

--------------------------------------------------------------------------------
                                       25

--------------------------------------------------------------------------------
                COHEN & STEERS ADVANTAGE INCOME REALTY FUND, INC.

                         AVERAGE ANNUAL TOTAL RETURNS(a)
                 (PERIODS ENDED DECEMBER 31, 2004) (UNAUDITED)

                    SINCE INCEPTION
ONE YEAR               (5/31/01)
--------            ---------------
 32.13%                 24.41%

The performance data quoted represent past performance. Past performance is no guarantee of future results. The rate of return will vary and the principal value of an investment will fluctuate and shares, if sold, may be worth more or less than their original cost. Current performance may be lower or higher than the performance data quoted.

                      TAX INFORMATION -- 2004 (UNAUDITED)

    Pursuant to the Jobs and Growth Tax Relief Reconciliation Act of 2003, the fund designates qualified dividend income of $133,960. Additionally, the fund designates long term capital gains distributions of $6,170,909 at the 15% rate and $2,049,820 at the 25% rate or the maximum allowable.

    Shareholders are advised to consult with their own tax advisors as to the Federal, State and local tax status of the income received.

                                 REINVESTMENT PLAN

    We urge shareholders who want to take advantage of this plan and whose shares are held in 'Street Name' to consult your broker, as soon as possible to determine if you must change registration into your own name to participate.

                                 OTHER INFORMATION

    Notice is hereby given in accordance with Section 23(c) of the Investment Company Act of 1940 that the fund may purchase, from time to time, shares of its common stock in the open market.

    A description of the policies and procedures that the fund uses to determine how to vote proxies relating to portfolio securities is available (i) without charge, upon request, by calling 1-800-330-7348, (ii) on our Web site at cohenandsteers.com, or (iii) on the Securities and Exchange Commission's (SEC) Web site at http://www.sec.gov. In addition, the fund's proxy voting record for the most recent 12-month period ended June 30 is available (i) without charge, upon request, by calling 1-800-330-7348 or (ii) on the SEC's Web site at http://www.sec.gov.

    Please note that the distributions paid by the fund to shareholders are subject to recharacterization for tax purposes. The final tax treatment of these distributions is reported to shareholders on their 1099-DIV forms, which are mailed to shareholders after the close of each fiscal year. As noted in the shareholder letter, the fund has adopted a level rate distribution policy. Under this policy, the fund will pay distributions in excess of the fund's net

-------------------
(a) Based on net asset value.

--------------------------------------------------------------------------------
                                       26

--------------------------------------------------------------------------------
                COHEN & STEERS ADVANTAGE INCOME REALTY FUND, INC.

investment company taxable income and this excess will be a tax-free return of capital distributed from the fund's assets. The fund's shareholders of record will be notified of the approximate amount of capital returned to shareholders for each distribution. Distributions of capital decrease the fund's total assets and, therefore, could have the effect of increasing the fund's expense ratio. In addition, in order to make these distributions, the fund may have to sell portfolio securities at a less than opportune time.

    The fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. The fund's Forms N-Q are available (i) without charge, upon request by calling 1-800-330-7348, or
(ii) on the SEC's website at http://www.sec.gov. In addition, the Forms N-Q may be reviewed and copied at the SEC's Public Reference Room in Washington, DC. Information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330.

    As required, the fund has submitted to the New York Stock Exchange ('NYSE') the annual certification of the fund's chief executive officer that he is not aware of any violation of the NYSE's Corporate Governance listing standards. The fund also has included the certifications of the Fund's chief executive officer and chief financial officer required by Section 302 of the Sarbanes-Oxley Act of 2002 as exhibits to the fund's Form N-CSR for the year ended December 31, 2004 filed with the SEC.

    Joseph M. Harvey was appointed as a portfolio manager of the fund in August 2004. He joined Cohen & Steers Capital Management, the fund's advisor, in 1992 and currently serves as its president. Mr. Harvey also serves as president of the advisor's parent company, Cohen & Steers, Inc. Prior to August 2003, he was a senior vice president and director of investment research for the advisor.

    James S. Corl was appointed as a portfolio manager in December 2004. He joined the advisor in 1997 and currently serves as an executive vice president. Mr. Corl is also an executive vice president of the advisor's parent company, Cohen & Steers, Inc. Prior to that, Mr. Corl was a senior vice president of the advisor.

--------------------------------------------------------------------------------
                                       27

--------------------------------------------------------------------------------
                COHEN & STEERS ADVANTAGE INCOME REALTY FUND, INC.

                           PRIVACY POLICY

    The fund is committed to maintaining the privacy of its shareholders and to safeguarding their personal information. The following is provided to help you understand what personal information the fund collects, how we protect that information, and why in certain cases we may share this information with others.

    The fund does not receive any personal information relating to shareholders who purchase shares through an intermediary that acts as the record owner of the shares. In the case of shareholders who are record owners of the fund, to conduct and process your business in an accurate and efficient manner, we must collect and maintain certain personal information about you. This is the information we collect on applications or other forms, and from the transactions you make with us.

    The fund does not disclose any personal information about its shareholders or former shareholders to anyone, except as required or permitted by law or as is necessary to service shareholder accounts. We will share information with organizations, such as the fund's transfer agent, that assist the fund in carrying out its daily business operations. These organizations will use this information only for purposes of providing the services required or as otherwise as may be required by law. These organizations are not permitted to share or use this information for any other purpose. In addition, the fund restricts access to personal information about its shareholders to employees of the adviser who have a legitimate business need for the information.

--------------------------------------------------------------------------------
                                       28

--------------------------------------------------------------------------------
                COHEN & STEERS ADVANTAGE INCOME REALTY FUND, INC.

                             MANAGEMENT OF THE FUND

    The business and affairs of the fund are managed under the direction of the board of directors. The board of directors approves all significant agreements between the fund and persons or companies furnishing services to it, including the fund's agreements with its advisor, administrator, custodian and transfer agent. The management of the fund's day-to-day operations is delegated to its officers, the advisor and the fund's administrator, subject always to the investment objective and policies of the fund and to the general supervision of the board of directors.

    The directors and officers of the fund and their principal occupations during the past five years are set forth below. The statement of additional information (SAI) includes additional information about fund directors and is available, without charge, upon request by calling 1-800-330-7348.

                                                                                              NUMBER OF
                                                                                            FUNDS WITHIN
                                                                                                FUND
                                                                                              COMPLEX
                                                                PRINCIPAL OCCUPATION         OVERSEEN BY
                                                                DURING PAST 5 YEARS           DIRECTOR       LENGTH
                           POSITION(S) HELD     TERM OF           (INCLUDING OTHER           (INCLUDING      OF TIME
NAME, ADDRESS AND AGE(a)      WITH FUND         OFFICE          DIRECTORSHIPS HELD)           THE FUND)      SERVED
------------------------      ---------         ------          -------------------           ---------      ------
Interested Directors(b)
Robert H. Steers .....    Director, chairman     2006      Co-chairman and co-chief              14         Since
Age: 51                     of the board,                  executive officer of the                         inception
                            and secretary                  advisor since 2003 and prior
                                                           to that, chairman of the
                                                           advisor. President of Cohen &
                                                           Steers Securities, LLC, the
                                                           fund's distributor.

Martin Cohen .........        Director,          2007      Co-chairman and co-chief              14         Since
Age: 55                     president and                  executive officer of the                         inception
                              treasurer                    advisor since 2003 and prior
                                                           to that, president of the
                                                           advisor. Vice president of
                                                           Cohen & Steers Securities,
                                                           LLC, the fund's distributor.
Disinterested
Directors

Bonnie Cohen(c) ......         Director          2005      Consultant. Prior thereto,            14         Since
Age: 61                                                    Undersecretary of State,                         inception
                                                           United States Department of
                                                           State. Director of Wellsford
                                                           Real Properties, Inc.

George Grossman ......         Director          2006      Attorney-at-law.                      14         Since
Age: 50                                                                                                   inception
                                                                                     (table continued on next page)

-------------------
(a) The address for all directors is 757 Third Avenue, New York, NY 10017.
(b) 'Interested person,' as defined in the 1940 Act, of the fund because of affiliation with Cohen & Steers Capital Management, Inc., the fund's advisor.
(c) Martin Cohen and Bonnie Cohen are unrelated.

--------------------------------------------------------------------------------
                                       29

--------------------------------------------------------------------------------
                COHEN & STEERS ADVANTAGE INCOME REALTY FUND, INC.

(table continued from previous page)

                                                                                                      NUMBER OF
                                                                                                     FUNDS WITHIN
                                                                                                         FUND
                                                                                                        COMPLEX
                                                                   PRINCIPAL OCCUPATION               OVERSEEN BY
                                                                   DURING PAST 5 YEARS                  DIRECTOR       LENGTH
                           POSITION(S) HELD     TERM OF                (INCLUDING OTHER                (INCLUDING      OF TIME
NAME, ADDRESS AND AGE(a)      WITH FUND         OFFICE               DIRECTORSHIPS HELD)                THE FUND)      SERVED
----------------------        ---------         ------               -------------------                ---------      ------
Richard E. Kroon               Director          2005      Board member of Finlay Enterprises, Inc.        14         2004 to
Age: 62                                                    (operator of department store fine                         present
                                                           jewelry leased departments), and several
                                                           private companies; member of Investment
                                                           Subcommittee, Monmouth University;
                                                           retired Chairman and Managing Partner of
                                                           Sprout Group venture capital funds, then
                                                           an affiliate of Donaldson, Lufkin and
                                                           Jenrette Securities Corporation; and
                                                           former chairman of the National Venture
                                                           Capital Association.

Richard J. Norman ....         Director          2007      Private investor. President of the Board        14         Since
Age: 61                                                    of Directors of Maryland Public                            inception
                                                           Television and board member of The
                                                           Salvation Army. Prior thereto,
                                                           investment representative of Morgan
                                                           Stanley Dean Witter.

Frank K. Ross ........         Director          2007      Board member of NCRIC Group, Inc.               14         2004 to
Age: 61                                                    (insurance) and Pepco Holdings, Inc.                       present
                                                           (electric utility). Formerly,
                                                           Midatlantic Area Managing Partner for
                                                           Audit and Risk Advisory Services at KPMG
                                                           LLP and Managing Partner of its
                                                           Washington, DC office.

Willard H. Smith, Jr. .        Director          2005      Board member of Essex Property Trust,           14         Since
Age: 68                                                    Inc., Highwoods Properties, Inc., Realty                   inception
                                                           Income Corporation and Crest Net Lease,
                                                           Inc. Managing director at Merrill Lynch
                                                           & Co., Equity Capital Markets Division
                                                           from 1983 to 1995.

C. Edward Ward, Jr. ..         Director          2005      Member of the board of trustees of              14         2004 to
Age: 58                                                    Manhattan College, Riverdale, New York.                    present
                                                           Formerly head of closed-end fund
                                                           listings for the New York Stock
                                                           Exchange.

-------------------
(a) The address of each officer is 757 Third Avenue, New York, NY 10017.

--------------------------------------------------------------------------------
                                       30

--------------------------------------------------------------------------------
                COHEN & STEERS ADVANTAGE INCOME REALTY FUND, INC.

    The officers of the fund (other than Messrs. Cohen and Steers, whose biographies are provided above), their addresses, their ages, and their principal occupations for at least the past five years are set forth below.

                              POSITION(S) HELD
 NAME, ADDRESS AND AGE(a)         WITH FUND            PRINCIPAL OCCUPATION DURING PAST 5 YEARS
 ----------------------         ---------            ----------------------------------------
Joseph M. Harvey ........       Vice president     President of the advisor since 2003 and, prior to
Age: 40                                            that, senior vice president and director of
                                                   investment research of the advisor.

Adam M. Derechin ........     Vice president and   Chief operating officer of the advisor since 2003
Age: 40                      assistant treasurer   and prior to that, senior vice president of the
                                                   advisor.

Lawrence B. Stoller .....    Assistant secretary   Executive vice president and general counsel of
Age: 41                                            the advisor, since 2004; Chief legal officer of
                                                   Cohen & Steers Securities, LLC. Prior to that,
                                                   senior vice president and general counsel of the
                                                   advisor, associate general Counsel, Neuberger
                                                   Berman Management, Inc. (money manager); and
                                                   assistant general counsel, The Dreyfus
                                                   Corporation (money manager).

John E. McLean ..........      Chief compliance    Vice president and associate general counsel of
Age: 34                            officer         Cohen & Steers Capital Management since September
                                                   2003. Prior to that, vice president, Law &
                                                   Regulation, J. & W. Seligman & Co. Incorporated
                                                   (money manager); and associate, Battle Fowler LLP
                                                   (law firm).

-------------------
(a) The address of each officer is 757 Third Avenue, New York, NY 10017.

--------------------------------------------------------------------------------
                                       31

--------------------------------------------------------------------------------
                COHEN & STEERS ADVANTAGE INCOME REALTY FUND, INC.

               MEET THE COHEN & STEERS FAMILY OF OPEN-END FUNDS:

              FOR HIGH CURRENT INCOME:                                FOR TOTAL RETURN

                  COHEN & STEERS                                       COHEN & STEERS
                REALTY INCOME FUND                                     REALTY SHARES

         DESIGNED FOR INVESTORS SEEKING A HIGH               DESIGNED FOR INVESTORS SEEKING MAXIMUM
         DIVIDEND YIELD AND CAPITAL APPRECIATION,            TOTAL RETURN THROUGH BOTH CURRENT INCOME
         INVESTING PRIMARILY IN REITS                        AND CAPITAL APPRECIATION, INVESTING
                                                             PRIMARILY IN REITS
         A, B, C AND I SHARES AVAILABLE
                                                             SYMBOL: CSRSX
         SYMBOLS: CSEIX, CSBIX, CSCIX, CSDIX
                                                             ALSO AVAILABLE: COHEN & STEERS
                                                             INSTITUTIONAL REALTY SHARES (CSRIX)
                                                             REQUIRES A HIGHER MINIMUM PURCHASE, BUT
                                                             OFFERS A LOWER TOTAL EXPENSE RATIO

               FOR TOTAL RETURN:                                 FOR CAPITAL APPRECIATION

                COHEN & STEERS                                         COHEN & STEERS
                 UTILITY FUND                                        REALTY FOCUS FUND

         DESIGNED FOR INVESTORS SEEKING MAXIMUM              DESIGNED FOR INVESTORS SEEKING MAXIMUM
         TOTAL RETURN THROUGH BOTH CURRENT INCOME            CAPITAL APPRECIATION, INVESTING IN A
         AND CAPITAL APPRECIATION, INVESTING                 LIMITED NUMBER OF REITS AND OTHER REAL
         PRIMARILY IN UTILITIES                              ESTATE COMPANIES

         A, B, C AND I SHARES AVAILABLE                      CONCENTRATED, HIGHLY FOCUSED PORTFOLIO

         SYMBOLS: CSUAX, CSUBX, CSUCX, CSUIX                 A, B, C AND I SHARES AVAILABLE

                                                             SYMBOLS: CSFAX, CSFBX, CSFCX, CSSPX

               FOR MORE INFORMATION ABOUT ANY COHEN & STEERS FUND
                OR TO OBTAIN A PROSPECTUS PLEASE CONTACT US AT:
          1-800-330-7348, OR VISIT OUR WEB SITE AT COHENANDSTEERS.COM

 PLEASE CONSIDER THE INVESTMENT OBJECTIVES, RISKS, CHARGES AND EXPENSES OF THE
    FUND CAREFULLY BEFORE INVESTING. THE PROSPECTUS CONTAINS THIS AND
                       OTHER INFORMATION ABOUT THE FUND.
             PLEASE READ THE PROSPECTUS CAREFULLY BEFORE INVESTING.

                                     COHEN & STEERS SECURITIES, LLC, DISTRIBUTOR

--------------------------------------------------------------------------------
                                       32

--------------------------------------------------------------------------------
                COHEN & STEERS ADVANTAGE INCOME REALTY FUND, INC.

OFFICERS AND DIRECTORS                      KEY INFORMATION

Robert H. Steers                            INVESTMENT MANAGER
Director and chairman                       Cohen & Steers Capital Management, Inc.
                                            757 Third Avenue
Martin Cohen                                New York, NY 10017
Director and president                      (212) 832-3232

Bonnie Cohen                                FUND SUBADMINISTRATOR AND CUSTODIAN
Director                                    State Street Bank and Trust Company
                                            225 Franklin Street
George Grossman                             Boston, MA 02110
Director
                                            TRANSFER AGENT -- COMMON SHARES
Richard E. Kroon                            Equiserve Trust Company
Director                                    250 Royall Street
                                            Canton, MA 02021
Richard J. Norman                           (800) 426-5523
Director
                                            TRANSFER AGENT -- PREFERRED SHARES
Frank K. Ross                               The Bank of New York
Director                                    100 Church Street
                                            New York, NY 10007
Willard H. Smith Jr.
Director                                    LEGAL COUNSEL
                                            Simpson Thacher & Bartlett LLP
C. Edward Ward, Jr.                         425 Lexington Avenue
Director                                    New York, NY 10017

Adam Derechin                               New York Stock Exchange Symbol: RLF
Vice president and assistant treasurer      Web site: cohenandsteers.com

Joseph M. Harvey                            This report is for shareholder
Vice president                              information. This is not a
                                            prospectus intended for use in the
Lawrence B. Stoller                         purchase or sale of fund shares.
Assistant secretary                         Past performance is of course no
                                            guarantee of future results and
                                            your investment may be worth more
                                            or less at the time you sell.

--------------------------------------------------------------------------------
                                      33

COHEN & STEERS
ADVANTAGE INCOME REALTY FUND
757 THIRD AVENUE
NEW YORK, NY 10017






       COHEN & STEERS
ADVANTAGE INCOME REALTY FUND


----------------------------


      ANNUAL REPORT
    DECEMBER 31, 2004

Item 2. Code of Ethics.

The registrant has adopted a Code of Ethics that applies to its Principal Executive Officer and Principal Financial Officer. The registrant undertakes to provide to any person without charge, upon request, a copy of the Code of Ethics. Such request can be made by calling 800-330-7348 or writing to the Secretary of the registrant, 757 Third Avenue, New York, NY 10017.

Item 3. Audit Committee Financial Expert.

The registrant's Board has determined that Frank K. Ross, a member of the registrant's Audit Committee, is an "audit committee financial expert" and "independent," as such terms are defined in this Item.

Item 4. Principal Accountant Fees and Services.

(a) - (d) Aggregate fees billed to the registrant for the last two fiscal years for professional services rendered by the registrant's principal accountant were as follows:

                       2004      2003
                       ----      ----
Audit Fees           $80,000   $74,151
Audit-Related Fees    15,000    40,000
Tax Fees              12,600     9,300
All Other Fees            --        --

Audit-related fees were billed in connection with the preparation and issuance of certification reports to rating agencies relating to the registrant's preferred shares. Tax fees were billed in connection with the preparation of tax returns, calculation and designation of dividends and other miscellaneous tax services.

Aggregate fees billed by the registrant's principal accountant for the last two fiscal years for non-audit services provided to the registrant's investment adviser (not including a sub-adviser whose role is primarily portfolio management and is subcontracted or overseen by another investment adviser) and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the registered investment company, where the engagement relates directly to the operations and financial reporting of the registrant, were as follows:

                       2004      2003
                       ----      ----
Audit-Related Fees        --        --
Tax Fees                  --        --
All Other Fees       $62,500   $49,500

These other fees were billed in connection with internal control reviews and AIMR performance reviews.

(e)(1) The Audit Committee is required to pre-approve audit and non-audit services performed for the registrant by the principal accountant. The Audit Committee also is required to pre-approve non-audit services performed by the registrant's principal accountant for the registrant's investment adviser and any sub-adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser) and any entity controlling, controlled by or under common control with the registrant's investment adviser that provides ongoing services to the registrant, if the engagement for services relates directly to the operations and financial reporting of the registrant.

The audit committee may delegate pre-approval authority to one or more of its members who are independent members of the board of directors of the registrant. The member or members to whom such authority is delegated shall report any pre-approval decisions to the Audit Committee at its next scheduled meeting. The Audit Committee may not delegate its responsibility to pre-approve services to be performed by the registrant's principal accountant for the investment adviser.

(e) (2) No services included in (b) - (d) above were approved by the Audit Committee pursuant to paragraphs (c)(7)(i)(C) of Rule 2-01 of Regulation S-X.

(f) Not applicable.

(g) For the fiscal years ended December 31, 2004 and December 31, 2003, the aggregate fees billed by the registrant's principal accountant for non-audit services rendered to the registrant and for non-audit services rendered to the registrant's investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser) and any entity controlling, controlled by or under common control with the registrant's investment adviser that provides ongoing services to the registrant were $95,600 and $98,800, respectively.

(h) The registrant's audit committee considered whether the provision of non-audit services that were rendered to the registrant's investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser) and any entity controlling, controlled by or under common control with the registrant's investment adviser that provides ongoing services to the registrant that were not pre-approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X was compatible with maintaining the principal accountant's independence.

Item 5. Audit Committee of Listed Registrants.

The registrant has a standing audit committee established in accordance with
Section 3(a)(58)(A) of the Exchange Act. The members of the committee are Frank
K. Ross (chairman), Bonnie

Cohen, George Grossman, Richard E. Kroon, Richard J. Norman, Willard H. Smith Jr. and C. Edward Ward.

Item 6. Schedule of Investments.

Included in Item 1 above.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

                     COHEN & STEERS CAPITAL MANAGEMENT, INC.
          STATEMENT OF POLICIES AND PROCEDURES REGARDING THE VOTING OF
                                   SECURITIES

This statement sets forth the policies and procedures that Cohen & Steers Capital Management, Inc. ("C&S") follows in exercising voting rights with respect to securities held in our client portfolios. All proxy-voting rights that are exercised by C&S shall be subject to this Statement of Policy and Procedures.

I.   Objectives

Voting rights are an important component of corporate governance. C&S has three overall objectives in exercising voting rights:

     A. Responsibility. C&S shall seek to ensure that there is an effective means in place to hold companies accountable for their actions. While management must be accountable to its board, the board must be accountable to a company's shareholders. Although accountability can be promoted in a variety of ways, protecting shareholder voting rights may be among our most important tools.

     B. Rationalizing Management and Shareholder Concerns. C&S seeks to ensure that the interests of a company's management and board are aligned with those of the company's shareholders. In this respect, compensation must be structured to reward the creation of shareholder value.

     C. Shareholder Communication. Since companies are owned by their shareholders, C&S seeks to ensure that management effectively communicates with its owners about the company's business operations and financial performance. It is only with effective communication that shareholders will be able to assess the performance of management and to make informed decisions on when to buy, sell or hold a company's securities.

II.  General Principles

In exercising voting rights, C&S shall conduct itself in accordance with the general principles set forth below.

     1. The ability to exercise a voting right with respect to a security is a valuable right and, therefore, must be viewed as part of the asset itself.

     2. In exercising voting rights, C&S shall engage in a careful evaluation of issues that may materially affect the rights of shareholders and the value of the security.

     3. Consistent with general fiduciary principles, the exercise of voting rights shall always be conducted with reasonable care, prudence and diligence.

     4. In exercising voting rights on behalf of clients, C&S shall conduct itself in the same manner as if C&S were the constructive owner of the securities.

     5. To the extent reasonably possible, C&S shall participate in each shareholder voting opportunity.

     6. Voting rights shall not automatically be exercised in favor of management-supported proposals.

     7. C&S, and its officers and employees, shall never accept any item of value in consideration of a favorable proxy voting decision.

III. General Guidelines

Set forth below are general guidelines that C&S shall follow in exercising proxy voting rights:

Prudence

In making a proxy voting decision, C&S shall give appropriate consideration to all relevant facts and circumstances, including the value of the securities to be voted and the likely effect any vote may have on that value. Since voting rights must be exercised on the basis of an informed judgment, investigation shall be a critical initial step.

Third Party Views

While C&S may consider the views of third parties, C&S shall never base a proxy voting decision solely on the opinion of a third party. Rather, decisions shall be based on a reasonable and good faith determination as to how best to maximize shareholder value.

Shareholder Value

Just as the decision whether to purchase or sell a security is a matter of judgment, determining whether a specific proxy resolution will increase the market value of a security is a matter of judgment as to which informed parties may differ. In determining how a proxy vote may affect the economic value of a security, C&S shall consider both short-term and long-term views about a company's business and prospects, especially in light of our projected holding period on the stock (e.g., C&S may discount long-term views on a short-term holding).

IV.  Specific Issues

Set forth below are guidelines as to how specific proxy voting issues shall be analyzed and assessed. While these guidelines will provide a framework for our decision making process, the mechanical application of these guidelines can never address all proxy voting decisions. When new issues arise or old issues present nuances not encountered before, C&S must be guided by its reasonable judgment to vote in a manner that C&S deems to be in the best interests of its clients.

A.   Stock-Based Compensation

Approval of Plans or Plan Amendments. By their nature, compensation plans must be evaluated on a case-by-case basis. As a general matter, C&S always favors compensation plans that align the interests of management and shareholders. C&S generally approves compensation plans under the following conditions:

10% Rule. The dilution effect of the newly authorized shares, plus the shares reserved for issuance in connection with all other stock related plans, generally should not exceed 10%.

Exercise Price. The minimum exercise price of stock options should be at least equal to the market price of the stock on the date of grant.

Plan Amendments. Compensation plans should not be materially amended without shareholder approval.

Non-Employee Directors. Awards to non-employee directors should not be subject to management discretion, but rather should be made under non-discretionary grants specified by the terms of the plan.

Repricing/Replacement of Underwater Options. Stock options generally should not be re-priced, and never should be re-priced without shareholder approval. In addition, companies should not issue new options, with a lower strike price, to make up for previously issued options that are substantially underwater. C&S will vote against the election of any slate of directors that, to its knowledge, has authorized a company to re-price or replace underwater options during the most recent year without shareholder approval.

Reload/Evergreen Features. We will generally vote against plans that enable the issuance of reload options and that provide an automatic share replenishment ("evergreen") feature.

Measures to Increase Executive Long-Term Stock Ownership. We support measures to increase the long-term stock ownership by a company's executives. These include requiring senior executives to hold a minimum amount of stock in a company (often expressed as a percentage of annual compensation), requiring stock acquired through option exercise to be held for a certain minimum amount of time, and issuing restricted stock awards instead of options. In this respect, we support the expensing of option grants because it removes the incentive of a company to issue options in lieu of restricted stock. We also support employee stock purchase plans, although we generally believe the discounted purchase price should be at least 85% of the current market price.

Vesting. Restricted stock awards normally should vest over at least a two-year period.

Other stock awards. Stock awards other than stock options and restricted stock awards should be granted in lieu of salary or a cash bonus, and the number of shares awarded should be reasonable.

B.   Change of Control Issues

While we recognize that a takeover attempt can be a significant distraction for the board and management to deal with, the simple fact is that the possibility of a corporate takeover keeps management focused on maximizing shareholder value. As a result, C&S opposes measures that are designed to prevent or obstruct corporate takeovers because they can entrench current management. The following are C&S's guidelines on change of control issues:

Shareholder Rights Plans. C&S acknowledges that there are arguments for and against shareholder rights plans, also known as "poison pills." Companies should put their case for rights plans to shareholders. We generally vote against any directors who, without shareholder approval, to our knowledge have instituted a new poison pill plan, extended an existing plan, or adopted a new plan upon the expiration of an existing plan during the past year.

Golden Parachutes. C&S opposes the use of accelerated employment contracts that result in cash grants of greater than three times annual compensation (salary and bonus) in the event of termination of employment following a change in control of a company. In general, the guidelines call for voting against "golden parachute" plans because they impede potential takeovers that shareholders should be free to consider. We generally withhold our votes at the next shareholder meeting for directors who to our knowledge approved golden parachutes.

Approval of Mergers - C&S votes against proposals that require a super-majority of shareholders to approve a merger or other significant business combination. We support proposals that seek to lower super-majority voting requirements.

C.   Routine Issues

Director Nominees in a Non-Contested Election - C&S generally votes in favor of management proposals on director nominees.

Director Nominees in a Contested Election - By definition, this type of board candidate or slate runs for the purpose of seeking a significant change in corporate policy or control. Therefore, the economic impact of the vote in favor of or in opposition to that director or slate must be analyzed using a higher standard normally applied to changes in control. Criteria for evaluating director nominees as a group or individually should include: performance; compensation, corporate governance provisions and takeover activity; criminal activity; attendance at meetings; investment in the company; interlocking directorships; inside, outside and independent directors; whether the chairman and CEO titles are held by the same person; number of other board seats; and other experience. It is impossible to have a general policy regarding director nominees in a contested election.

Board Composition - C&S supports the election of a board that consists of at least a majority of independent directors. We generally withhold our support for non-independent directors who serve on a company's audit, compensation and/or nominating committees. We also generally withhold support for director candidates who have not attended a sufficient number of board or committee meetings to effectively discharge their duties as directors.

Classified Boards - Because a classified board structure prevents shareholders from electing a full slate of directors at annual meetings, C&S generally votes against classified boards. We vote in favor of shareholder proposals to declassify a board of directors unless a company's charter or governing corporate law allows shareholders, by written consent, to remove a majority of directors at any time, with or without cause.

Barriers to Shareholder Action - We vote to support proposals that lower the barriers to shareholder action. This includes the right of shareholders to call a meeting and the right of shareholders to act by written consent.

Cumulative Voting - Having the ability to cumulate our votes for the election of directors - that is, cast more than one vote for a director about whom they feel strongly - generally increases shareholders' rights to effect change in the management of a corporation. We generally support, therefore, proposals to adopt cumulative voting.

Ratification of Auditors - Votes generally are cast in favor of proposals to ratify an independent auditor, unless there is a reason to believe the auditing firm is no longer performing its required duties or there are exigent circumstances requiring us to vote against the approval of the recommended auditor. For example, our general policy is to vote against an independent auditor that receives more than 50% of its total fees from a company for non-audit services.

D.   Stock Related Items

Increase Additional Common Stock - C&S's guidelines generally call for approval of increases in authorized shares, provided that the increase is not greater than three times the number of shares outstanding and reserved for issuance (including shares reserved for stock-related plans and securities convertible into common stock, but not shares reserved for any poison pill plan).

Votes generally are cast in favor of proposals to authorize additional shares of stock except where the proposal:

     1.   creates a blank check preferred stock; or
     2.   establishes classes of stock with superior voting rights.

Blank Check Preferred Stock - Votes generally are cast in opposition to management proposals authorizing the creation of new classes of preferred stock with unspecific voting, conversion, distribution and other rights, and management proposals to increase the number of authorized blank check preferred shares. C&S may vote in favor of this type of proposal when it receives assurances to its reasonable satisfaction that (i) the preferred stock was authorized by the board for the use of legitimate capital formation purposes and not for anti-takeover purposes, and (ii) no preferred stock will be issued with voting power that is disproportionate to the economic interests of the preferred stock. These representations should be made either in the proxy statement or in a separate letter from the company to C&S.

Preemptive Rights - Votes are cast in favor of shareholder proposals restoring limited preemptive rights.

Dual Class Capitalizations - Because classes of common stock with unequal voting rights limit the rights of certain shareholders, C&S votes against adoption of a dual or multiple class capitalization structure.

E.   Social Issues

C&S believes that it is the responsibility of the board and management to run a company on a daily basis. With this in mind, in the absence of unusual circumstances, we do not believe that shareholders should be involved in determining how a company should address broad social and policy issues. As a result, we generally vote against these types of proposals, which are generally initiated by shareholders, unless we believe the proposal has significant economic implications.

F.   Other Situations

No set of guidelines can anticipate all situations that may arise. Our portfolio managers and analysts will be expected to analyze proxy proposals in an effort to gauge the impact of a proposal on the financial prospects of a company, and vote accordingly. These policies are intended to provide guidelines for voting. They are not, however, hard and fast rules because corporate governance issues are so varied.

V.   Proxy Voting Procedures

C&S shall maintain a record of all voting decisions for the period required by applicable laws. In each case in which C&S votes contrary to the stated policies set forth in these guidelines, the record shall indicate the reason for such a vote.

The Investment Committee of C&S shall have responsibility for voting proxies, under the supervision of the Director of Research. The Director of Research's designee shall be responsible for ensuring that the Investment Committee is aware of all upcoming proxy voting opportunities. The Designee shall ensure that proxy votes are properly recorded and that the requisite information regarding each proxy voting opportunity is maintained. The General Counsel of C&S shall have overall responsibility for ensuring that C&S complies with all proxy voting requirements and procedures.

VI.  Recordkeeping

The Designee shall be responsible for recording and maintaining the following information with respect to each proxy voted by C&S:

     o    Name of the company
     o    Ticker symbol
     o    CUSIP number
     o    Shareholder meeting date
     o    Brief identification of each matter voted upon
     o    Whether the matter was proposed by management or a shareholder
     o    Whether C&S voted on the matter
     o    If C&S voted, then how C&S voted
     o    Whether C&S voted with or against management

The General Counsel of C&S shall be responsible for maintaining and updating these Policies and Procedures, and for maintaining any records of written client requests for proxy voting information and documents that were prepared by C&S and were deemed material to making a voting decision or that memorialized the basis for the decision.

C&S shall rely on the SEC's EDGAR filing system with respect to the requirement to maintain proxy materials regarding client securities.

VII. Conflicts of Interest

There may be situations in which C&S may face a conflict between its interests and those of its clients or fund shareholders. Potential conflicts are most likely to fall into three general categories:

o Business Relationships - This type of conflict would occur if C&S or an affiliate has a substantial business relationship with the company or a proponent of a proxy proposal relating to the company (such as an employee group) such that failure to vote in favor of management (or the proponent) could harm the relationship of C&S or its affiliate with the company or proponent. In the context of C&S, this could occur if Cohen & Steers Capital Advisors, a wholly owned subsidiary of C&S ("Capital Advisors"), has a material business relationship with a company that C&S has invested in on behalf of its clients, and C&S is encouraged to vote in favor of management as an inducement to acquire or maintain the Capital Advisors relationship.

o Personal Relationships - C&S or an affiliate could have a personal relationship with other proponents of proxy proposals, participants in proxy contests, corporate directors or director nominees.

o Familial Relationships - C&S or an affiliate could have a familial relationship relating to a company (e.g., spouse or other relative who serves as a director or nominee of a public company).

The next step is to identify if a conflict is material. A material matter is one that is reasonably likely to be viewed as important by the average shareholder. Materiality will be judged under a two-step approach:

o Financial Based Materiality - C&S presumes a conflict to be non-material unless it involves at least $500,000.

o Non-Financial Based Materiality - Non-financial based materiality would impact the members of the C&S Investment Committee, who are responsible for making proxy voting decisions.

Finally, if a material conflict exists, C&S shall vote in accordance with the advice of a proxy voting service. C&S currently uses ISS to provide advice on proxy voting decisions.

The General Counsel of C&S shall have responsibility for supervising and monitoring conflicts of interest in the proxy voting process according to the following process:

1. Identifying Conflicts - The General Counsel of C&S is responsible for monitoring the relationships of Capital Advisors for purposes of C&S's Inside Information Policies and Procedures. The General Counsel of C&S(or his designee) maintains a watch list and a restricted list. The Investment Committee is unaware of the content of the watch list and therefore it is only those companies on the restricted list, which is made known to everyone at C&S, for which potential concerns might arise. When a company is placed on the restricted list, the General Counsel of C&S(or his designee) shall promptly inquire of the Designee as to whether there is a pending proxy voting opportunity with respect to that company, and continue to inquire on a weekly basis until such time as the company is no longer included on the restricted list. When there is a proxy voting opportunity with respect to a company that has been placed on the restricted list, the General Counsel of C&S shall inform the Investment Committee that no proxy vote is to be submitted for that company until the General Counsel completes the conflicts analysis.

For purposes of monitoring personal or familial relationships, the General Counsel of C&S (or his designee) shall receive on at least an annual basis from each member of the Investment

Committee written disclosure of any personal or familial relationships with public company directors that could raise potential conflict of interest concerns. Investment Committee members also shall agree in writing to advise the General Counsel of C&S if (i) there are material changes to any previously furnished information, (ii) a person with whom a personal or familial relationship exists is subsequently nominated as a director or (iii) a personal or familial relationship exists with any proponent of a proxy proposal or a participant in a proxy contest.

2. Identifying Materiality - The General Counsel of C&S (or his designee) shall be responsible for determining whether a conflict is material. He shall evaluate financial based materiality in terms of both actual and potential fees to be received. Non-financial based items impacting a member of the Investment Committee shall be presumed to be material.

3. Communication with Investment Committee; Voting of Proxy - If the General Counsel of C&S determines that the relationship between Capital Advisors and a company is financially material, he shall communicate that information to the members of the Investment Committee and instruct them, and the Designee, that C&S will vote its proxy based on the advice of ISS or other consulting firm then engaged by C&S. Any personal or familial relationship, or any other business relationship, that exists between a company and any member of the Investment Committee shall be presumed to be material, in which case C&S again will vote its proxy based on the advice of ISS or other consulting firm then engaged by C&S. The fact that a member of the Investment Committee personally owns securities issued by a company will not disqualify C&S from voting common stock issued by that company, since the member's personal and professional interests will be aligned.

In cases in which C&S will vote its proxy based on the advice of ISS or other consulting firm then engaged by C&S, the General Counsel of C&S(or his designee) shall be responsible for ensuring that the Designee votes proxies in this manner. The General Counsel of C&S will maintain a written record of each instance when a conflict arises and how the conflict is resolved (e.g., whether the conflict is judged to be material, the basis on which the materiality is decision is made and how the proxy is voted).

VIII. Cohen & Steers Funds

Proxies relating to portfolio securities held by any Cohen & Steers Fund shall be voted in accordance with this Statement of Policies and Procedures. For this purpose, the Board of Directors of the Cohen & Steers Funds has delegated to C&S the responsibility for voting proxies on behalf of the Funds. The General Counsel of C&S shall make an annual presentation to the Board regarding this Statement of Policy and Procedures, including whether any revisions are recommended, and shall report to the Board at each regular, quarterly meeting with respect to any conflict of interest situation that arose regarding the proxy voting process.

IV.  Annual Review; Reporting

The chief compliance officer (CCO) of C&S (or his designee) shall conduct an annual review to assess compliance with these policies and procedures. This review will include sampling a limited number of proxy votes during the prior year to determine if they were consistent with these policies and procedures. The results of this review will be reported to the General Counsel of C&S and the CCO of the Funds.

Any violations of these policies and procedures shall be reported to the General Counsel or CCO of C&S. If the violation relates to any Cohen & Steers Fund, the General Counsel or CCO of C&S shall report such violation to the CCO of the Funds.

Item 8. Portfolio Managers of Closed-End Investment Companies.

Not applicable.

Item 9. Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

Not applicable.

Item 10. Submission of Matters to a Vote of Security Holders.

Not applicable.

Item 11. Controls and Procedures.

(a) The registrant's principal executive officer and principal financial officer have concluded that the registrant's disclosure controls and procedures are sufficient to ensure that information required to be disclosed by the registrant in this Form N-CSR was recorded, processed, summarized and reported within the time periods specified in the Securities and Exchange Commission's rules and forms, based upon such officers' evaluation of these controls and procedures as of a date within 90 days of the filing date of this report.

(b) There were no changes in the registrant's internal control over financial reporting that occurred during the second fiscal quarter of the period covered by this report that has materially affected, or is reasonably likely to materially affect, the registrant's internal control over financial reporting.

Item 12. Exhibits.

(a)(1) Not applicable.

(a) (2) Certifications of principal executive officer and principal financial officer as required by Rule 30a-2(a) under the Investment Company Act of 1940.

(b) Certifications of chief executive officer and chief financial officer as required by Rule 30a- 2(b) under the Investment Company Act of 1940.

                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

COHEN & STEERS ADVANTAGE INCOME REALTY FUND, INC.


     By: /s/ Robert H. Steers
         -------------------------------
             Name: Robert H. Steers
             Title: Chairman

     Date: March 8, 2005


Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.


     By: /s/ Robert H. Steers              By: /s/ Martin Cohen
         -------------------------------       ---------------------------------
         Name: Robert H. Steers                    Name: Martin Cohen
         Title: Chairman, Secretary and            Title: President, Treasurer
                   and principal                             and principal
                   executive officer                         financial officer

     Date: March 8, 2005





                         STATEMENT OF DIFFERENCES

The section symbol shall be expressed as..............................  'SS'
The division sign shall be expressed as............................... [div]